SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report : May 23, 2003



                        POMEROY COMPUTER RESOURCES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                     0-20022                   31-1227808
----------------------------         -----------             -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               file number)            Identification No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------


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Item 5.   Other  Events
-----------------------

On May 13, 2003, Pomeroy Computer Resources, Inc. announced that the Company's Board of Directors has authorized the addition of 1,000,000 shares to its stock repurchase program.


Item 7.        Exhibits
               --------

       99.9       Press Release dated May 13, 2003




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  POMEROY COMPUTER RESOURCES, INC.
                                  --------------------------------



Date:  May 23, 2003               By:  /s/ Michael E. Rohrkemper
                                  ----------------------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer


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